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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                                January 11, 1999
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                Date of report (Date of earliest event reported)



                      NEVADA MANHATTAN GROUP, INCORPORATED
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)


               0-25117                             88-0219765
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       (Commission File Number)           (IRS Employer Identification No.)

      5038 N. PARKWAY CALABASAS, SUITE #100, CALABASAS, CA         91302
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               (Address of Principal Executive Offices)         (Zip Code)

                                 (818) 591-4400
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                (Issuer's Telephone Number, Including Area Code)

                      TERRA NATURAL RESOURCES CORPORATION
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                (Former Name, if Changed Since Last Report)




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Item 2.        Acquisition or Disposition of Assets

     On December 23, 1998, the Registrant entered into an agreement to acquire 80% of the metal mining reserves and timber properties of Chrustalnaya, a Russian joint stock company headquartered in Kavalerovo, from LLC NPK Edikt, a Russian Limited Liability Company, for 8,000,000 shares of restricted common stock of the Registrant. The acquisition was consummated on January 11, 1999.

     Chrustalnaya has approximate reported annual timber and mining revenues in excess of $16 million and net income of $500,000. Chrustalnaya's reported proven mining reserves are in excess of 16,690 tons of tin, 9,970 tons of lead, 50,970 tons of zinc, 426 tons of silver, 2,760 tons of copper and 878 kg. of gold. Reported dense timber holdings in the Primorsky Kray region are over two million hectares or 9,000 square miles. Chrustalnaya's mining activities include mining, processing ore of colored metals and obtaining concentrates in the fields of gold, silver and tin.

     The Registrant intends to continue to mine and harvest the resources of Chrustalnaya under existing license agreements.

     The determination of issuing 8,000,000 shares for consideration is based on the current and anticipated market value of the Registrant's common stock and is based on the current and anticipated value of the assets that the Registrant is acquiring.



Item 7.           Financial Statements and Exhibits.

          (a)  Financial statements of business acquired.

     Registrant will file as an amendment to this 8-K Current Report financial statements and pro forma financial information within the time prescribed by this item.

         (c)  Exhibits

         Exhibit Number                                           Reference
         --------------                                           ---------

         (99)      Additional Exhibits

         Letter Agreement for Asset Acquisition                  Exhibit 99.1


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                                    SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      NEVADA MANHATTAN GROUP, INCORPORATED
                                      (Registrant)


Date:   January 26, 1999         BY:    /s/ Jeffrey S. Kramer
                                       ----------------------------------
                                       JEFFREY S. KRAMER
                                       PRESIDENT


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                                  EXHIBIT INDEX

         EXHIBIT NO                DESCRIPTION
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           99.1               Letter Agreement for Asset Acquisition